Capital and financial risk management	12 Months Ended
Dec. 31, 2022
Capital and Financial Risk Management [Abstract]
Capital and financial risk management	Capital and financial risk management
The Company is exposed in varying degrees to certain financial risks by virtue of its activities. The overall financial risk management program focuses on preservation of capital and protecting current and future Company assets and cash flows by reducing exposure to risks posed by the uncertainties and volatilities of financial and commodity markets. The Company manages its financial and commodity risks in accordance with the financial risk management policy approved by the Company’s Audit Committee.
The Company is exposed to the following types of risk and manages them as follows:
a.Capital risk
The Company’s primary objective with respect to its capital management is to provide returns for shareholders by ensuring that it has sufficient cash resources to maintain its ongoing operations, pursue and support growth opportunities, continue the development and exploration of its mineral properties and satisfy debt repayment requirements and other obligations. The Company’s capital structure consists of lease obligations, letters of credit and equity. The Company has a $400.0 million revolving credit facility (the “Corporate Facility”), which is available to be drawn upon.
The Company manages its capital structure and makes adjustments in light of changes in its economic and operating environment and the risk characteristics of the Company’s assets. For effective capital management, the Company implemented planning, budgeting and forecasting processes to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating and growth objectives. The Company ensures that there is access to sufficient funds to meet its short-term business, operating and financing requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents.
b.Foreign currency risk
The Company’s operations are located in various geographic locations, exposing the Company to potential foreign exchange risk in its financial position and cash flows. As the Company operates in an international environment, some of the Company’s financial instruments and transactions are denominated in currencies other than the US dollar, primarily including the Canadian dollar and Turkish lira. The operating results and financial position of the Company are reported in US dollar in the Company’s consolidated financial statements. The fluctuation of the US dollar in relation to other currencies will consequently have an impact on the results of the Company and may also affect the value of the Company’s assets and liabilities.
The Company utilizes hedging strategies to minimize exposure to the Canadian dollar which includes (but is not limited to) the use of purchased puts, sold calls, collars and forward instruments. The Company does not currently hedge the exposure to the Turkish lira. Based on Canadian dollar denominated assets and liabilities as at December 31, 2022, 10% strengthening of the US dollar against the Canadian dollar and 10% weakening of the US dollar against the Canadian dollar would result in a before-tax impact of $9.0 million loss and a $7.0 million gain, respectively, net of the impact of hedging strategies. Based on the Turkish lira denominated assets and liabilities as at December 31, 2022, 10% strengthening of the US dollar against the Turkish lira and 10% weakening of the US dollar against the Turkish lira would result in a before-tax impact of $0.9 million gain and a $1.1 million loss, respectively, on the unhedged currency.
c.Interest rate risk
Interest rate risk is the risk borne by an interest-bearing asset or liability as a result of fluctuations in interest rates. Financial assets and financial liabilities with variable interest rates expose the Company to risk of changes in cash flows. The Company’s cash and cash equivalents include highly liquid investments that earn interest at market rates. As at December 31, 2022, the majority of the cash and cash equivalents were comprised of interest-bearing assets. Based on amounts as at December 31, 2022, a 1% change in interest rates would result in a $5.4 million change to interest income.
No amounts were drawn from the Company’s Corporate Facility as at December 31, 2022.
d.Commodity price risk
The profitability of the Company’s operations and value of its mineral resource properties is affected by changes in the current and expected future prices of gold, copper and molybdenum. Changes in the price of certain raw materials can also significantly affect the Company’s cash flows.
Gold, copper and molybdenum prices historically have fluctuated widely and are affected by numerous factors outside of the Company's control, including but not limited to, industrial, residential and retail demand, forward sales by producers and speculators, levels of worldwide production, short-term changes in supply and demand due to speculative or hedging activities, macro-economic variables, geopolitical events and certain other factors related specifically to gold, including central bank reserves management.
To the extent that the price of gold, copper and molybdenum change over time, the fair value of the Company’s mineral assets and cash flows improve or decline. A protracted period of depressed prices could impair the Company’s operations and development opportunities, and significantly erode shareholder value. To the extent there are adverse changes to the price of certain raw materials (e.g., diesel fuel), the Company’s profitability and cash flows may be impacted. The Company enters into hedge contracts to mitigate price risk for both gold and copper price movements on the Royal Gold stream and fuel hedge contracts to mitigate commodity price risk. The Company will also at times utilize copper contracts to secure the copper price for a portion of Mount Milligan Mine’s sales not subject to the Royal Gold stream,
Based on amounts for the year ended December 31, 2022, net of the impact of hedging instruments, a 10% increase in gold prices would have an impact of a $24.4 million on net profit before tax and a 10% decrease in gold prices would have an impact of a $24.6 million on net profit before tax. Similarly, net of the impact of hedging instruments, a 10% increase and 10% decrease in copper prices would have an impact of $6.4 million on earnings before income tax.
e.Credit risk
Credit risk is the risk of a financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligation. Credit risk arises principally from the Company’s cash and cash equivalents, receivables from customers, and certain derivative instruments.
The Company holds its cash and cash equivalents in highly-rated financial institutions resulting in a low level of credit risk. The Company manages its cash holdings amongst these eligible counterparties based on assigned limits to these groups and evaluates the cash balances on a monthly basis to ensure compliance within these limits. For trade receivables and derivative financial instruments, historical levels of default have been negligible, resulting in a low level of credit risk. The Company mitigates credit risk by dealing with recognized creditworthy counterparties and limiting concentration risk. For derivative financial instrument liabilities, the Company assumes no credit risk when the fair value of an instrument is negative. The Company also manages counterparty risk through maintaining diversification limits for its eligible counterparties.

f.Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company finances its operations through a combination of operating cash flows, debt and, from time to time, through the issuance of equity. The Company primarily uses funds generated from operating activities to fund operational expenses, sustaining and development capital spending, and interest and principal payments on its portfolio of leases and dividend distributions. The Company continuously monitors and reviews its actual and forecasted cash flows and manages liquidity risk by maintaining adequate cash and cash equivalents, by utilizing debt, if necessary, and by monitoring developments in the capital markets. Contractual maturities relating to lease obligations are set out in note 15 and contractual maturities relating to derivative instruments are set out in note 26. Other financial liabilities have maturities within one year of December 31, 2022.
As at December 31, 2022, the Company has available total liquidity of $923.4 million (December 31, 2021 - $1,347.2 million), comprising cash of $531.9 million (2021 - $947.2 million) and the Corporate Facility balance available to be drawn of $391.5 million (2021 - $400.0 million). Corporate Facility availability is reduced by outstanding letters of credit, amounting to $8.5 million as at December 31, 2022.
The Company believes its cash on hand, available cash from the Company’s Corporate Facility, and cash flow from the Company’s operations will be sufficient to fund its anticipated operating cash requirements and development expenditures through at least the end of 2023.